================================================================================
                                                                  Exhibit 99.(5)


                         [PERSONAL ANNUITY SELECT LOGO]




                                   APPLICATION

                   for a Personal Annuity Select (R) Contract

                            INCLUDED IN THIS PACKET:

                             - Your Application

                             - Exchange of Annuity
                               Contracts Form






                                  [TIAA LOGO]


   TIAA-CREF LIFE INSURANCE COMPANY ISSUES PERSONAL ANNUITY SELECT CONTRACTS.
================================================================================

        INSTRUCTIONS: APPLICATION FOR A PERSONAL ANNUITY SELECT CONTRACT


================================================================================
1.    OWNER INFORMATION

      This section should be completed by you as owner of the contract.

      As owner, you may exercise every right given by the contract without the consent of any other person, including receiving the Income Benefits, naming the beneficiary, and surrendering the contract for cash. Personal Annuity Select contracts may be issued before age 88. (This applies to both owner and annuitant.)

      A trust may be named as the owner if it acts as an agent for a natural person. If the trust is the owner, the Trust MAY NOT exercise any of our electronic transactions (i.e., Inter/ACT and Automatic Telephone Service). All transactions by the Trust MUST be in writing. Enter the tax ID number in the Social Security space and enter the trust's address in the residence space. Foreign trusts cannot own this contract.

      If you are not a U.S. citizen and do not have a Social Security Number, you may obtain an Individual Taxpayer Identification Number (ITIN) from the IRS. We will not issue a contract without a Social Security Number or an ITIN.

      Please complete all information including residential and mailing addresses. A residential mailing address MUST be provided if an alternate mailing address (i.e. P.O. Box) is used.

================================================================================
2.    ANNUITANT INFORMATION

      Complete this section only if you choose to name someone other than yourself as the annuitant. The annuitant is the person on whose life the amount and duration of the contract's Income Benefits are based. Once the contract is issued, the annuitant may not be changed. Personal Annuity Select contracts may be issued before age 88.

================================================================================
3.    OTHER CONTRACTS

      If the annuity being applied for will replace an existing life insurance or annuity contract that you own, please indicate the company and policy number. IF YOU ARE TRANSFERRING FUNDS FROM ANOTHER COMPANY'S ANNUITY, PLEASE CALL US TOLL FREE AT 1 800 223-1200. THE TRANSFER MAY BE SUBJECT TO INCOME TAX IF YOU DO NOT COMPLY WITH IRS REQUIREMENTS. You should also contact the other insurance company for information regarding transferring funds from your annuity contract.

================================================================================
4.    ANNUITY STARTING DATE

      The Annuity Starting Date is the date you plan to begin receiving Income Benefits. This date may not be earlier than 14 months after the contract issue date, and it may not be later than the first day of the month of the annuitant's 90th birthday. Benefits are payable on the first day of the month. You may change this date any time before Income Benefit payments begin.

================================================================================
5.    DESIGNATION OF BENEFICIARY

      The beneficiaries you designate will receive the death benefit due upon your death. If the primary beneficiary is your spouse, your spouse may elect to become the successor owner and continue the contract. Unless you tell us otherwise, "children" means your offspring from all of your marriages and any persons you have legally adopted.

================================================================================
6.    INITIAL PREMIUM

      Your first premium must be at least $250, or $25 using Electronic Funds Transfer (EFT) service.

      If you would like to participate in our Electronic Funds Transfer, please complete the EFT form on the back of this application.

      Premium allocations must be in whole percentages and total 100 percent. PLEASE MAKE YOUR CHECK PAYABLE TO TIAA-CREF LIFE INSURANCE COMPANY, P.O. BOX 530189, ATLANTA, GA 30353-0189. YOU MUST ENCLOSE A CHECK FOR YOUR INITIAL PREMIUM.

      Future premiums must be at least $25 and will be allocated between the fixed and investment accounts in the same proportion (to the nearest whole number percentages) as your initial premium. You can remit additional premiums and change your allocation percentages at any time.

================================================================================

IF YOU WOULD LIKE ASSISTANCE IN COMPLETING THIS APPLICATION, OR IF YOU HAVE QUESTIONS ABOUT NAMING THE ANNUITANT, OWNER, OR BENEFICIARIES, PLEASE CALL US TOLL FREE AT 1 800 223-1200, WEEKDAYS BETWEEN 8:00 A.M. AND 11:00 P.M., EASTERN TIME.

[TIAA LOGO] TIAA-CREF Life Insurance Company  Application for a Personal Annuity
            730 Third Avenue                  Select Contract
            New York, NY 10017-3206           Please provide all information
                                              requested.

================================================================================
1.    OWNER INFORMATION

      A residential address must be provided even if an alternative mailing address (i.e. P.O. Box) is used.

Name (Mr./Mrs./Ms./Dr.)
                       ---------------------------------------------------------
Soc. Sec. #        -        -          Date of Birth   /  /      Sex: [] M [] F
           --------------------------                ----------
Daytime Telephone                      Evening Telephone
                 ---------------------                  ------------------------
Residential Address:
                    ------------------------------------------------------------
City                                                  State          Zip
    -------------------------------------------------      ---------    --------
Mailing Address:
                ----------------------------------------------------------------
City                                                  State          Zip
    -------------------------------------------------      ---------    --------
e-mail Address:
               -----------------------------------------------------------------

Are you or your spouse currently or formerly employed by:

[] College, university or other nonprofit education or research institution
[] K-12    [] Other Occupation

Name and Address of Employer
                            ----------------------------------------------------

Are you a member of a professional association?  [] Yes     [] No

If yes, please indicate association's name
                                          --------------------------------------

================================================================================
2.    ANNUITANT INFORMATION

      (Complete only if you are naming someone else as the Annuitant.)

Name (Mr./Mrs./Ms./Dr.)
                       ---------------------------------------------------------
Soc. Sec. #        -        -          Date of Birth   /  /      Sex: [] M [] F
           --------------------------                ----------
Daytime Telephone                      Evening Telephone
                 ---------------------                  ------------------------
Residential Address:
                    ------------------------------------------------------------
City                                                  State          Zip
    -------------------------------------------------      ---------    --------

================================================================================
3.    OTHER CONTRACTS

Will this contract replace or change a life insurance or annuity contract with another company?

[] Yes

If yes, Company                           Contract Number
               --------------------------                -----------------------

                 [] Life Insurance Policy OR [] Annuity Contract

================================================================================
4.    ANNUITY STARTING DATE

First day of (the Month)       (in Year)      , OR at the Annuitant's age
                        ------          ------                           ------

================================================================================
5.    DESIGNATION OF BENEFICIARY

Name and Address of                   Relationship to  Date of Birth  Social
Primary Beneficiary(ies)(Class I)     Owner                           Security #

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name and Address of                   Relationship to  Date of Birth  Social
Contingent Beneficiary(ies)(Class II) Owner                           Security #

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The right to change beneficiaries is reserved to the owner unless TIAA-CREF Life is notified otherwise. Note: If no primary beneficiary (Class I) is living at time of insured's death, benefits are payable to the contingent beneficiary (Class II). If a class includes more than one person, the benefits are divided equally among the living beneficiaries of the class, unless you specify otherwise.
================================================================================

     PLEASE REMEMBER TO COMPLETE THE REVERSE SIDE, AS WELL AS SIGN AND DATE
                                THE APPLICATION.

TCL-PAS-APP-PF1                                                          Ed 7/02

================================================================================
  THE AMOUNT YOU MAY ALLOCATE TO THE INVESTMENT ACCOUNTS IS LIMITED TO $10,000 DURING THE INITIAL CANCELLATION (FREE-LOOK) PERIOD. THE CANCELLATION PERIOD WILL BE THE MINIMUM ALLOWED BY STATE LAW (BETWEEN 10 AND 31 DAYS).

  If you allocate more than $10,000 to the investment accounts, your Application is considered incomplete. We will attempt to contact you to ascertain whether you would like us to return the amount in excess of $10,000 or otherwise allocate it to the Fixed Account. If we have not received alternative instructions from you within five business days of receiving your incomplete application, we will return your initial premium.

  AFTER THE CANCELLATION PERIOD EXPIRES, YOU MAY TRANSFER ANY AMOUNT OR ALLOCATE ANY PERCENTAGE OF FUTURE PREMIUMS TO THE INVESTMENT ACCOUNTS. Here is an example of how to determine the maximum percentage of your initial premium you may allocate to the investment accounts. Assume your initial premium is $15,000. $10,000 divided by $15,000 is 66.67%. Thus, 66% is the maximum whole number percentage you may allocate to the investment accounts. To allocate the maximum percentage of your initial premium to the investment accounts, you would specify that 66% be allocated among the investment accounts and 34% to the Fixed Account. Here is how your initial premium might be allocated: Fixed:
  $15,000 x .34 = $5,100 Growth & Income: $15,000 x .33 = $4,950 Stock Index:
  $15,000 x .33 = $4,950
================================================================================

- 6. INITIAL PREMIUM. Please indicate your initial premium submitted with this
  application: $             .

  Please allocate your premium, in whole percentages, to either the fixed and/or the investment accounts.

                 Stock          Growth          Growth            International
  Fixed:      %  Index:      %  Equity:      %  & Income:      %  Equity:      %
        ------         ------          ------            ------          ------

  Social Choice   Large-Cap      Small-Cap       Real Estate
  Equity:      %  Value:      %  Equity:      %  Securities:      %
         ------         ------          ------              ------

================================================================================
  ELECTRONIC FUNDS TRANSFER. If you would like to participate in our Electronic Funds Transfer, the minimum investment per month is $25. Please indicate the amount to invest, frequency, the first month to begin debiting your account, and the time interval. Semimonthly investments occur on both the 1st and 15th, while monthly and quarterly investments occur on either the 1st OR 15th. It takes 10 days to initiate this service.

  If you choose to invest through EFT, you must also submit a check for the initial premium.

  EFT Amount: $
               ---------------------
  Frequency* [] Twice a Month (1st & 15th) [] Once a Month (1st or 15th)
  [] Quarterly (1st of each quarter)

  Name of Bank                          Telephone Number of Bank
              -------------------------                         ----------------
  Address of Bank
                 ---------------------------------------------------------------
  Name on Account                       Type of Account
                 ----------------------                -------------------------
  Account #                             Bank Transit No.**
           ----------------------------                   ----------------------

                              IMPORTANT INFORMATION

  THE ANNUITY APPLIED FOR WILL NOT TAKE EFFECT UNLESS AND UNTIL, DURING THE LIFETIMES OF THE PROPOSED ANNUITANT AND OWNER, TIAA-CREF LIFE HAS RECEIVED THE INITIAL PREMIUM AND HAS APPROVED THIS APPLICATION. IF THE ANNUITANT IS NOT THE OWNER, THE ANNUITANT CONSENTS TO THIS APPLICATION FOR AN ANNUITY BASED ON HIS OR HER LIFE. THE OWNER (NOT THE ANNUITANT) CONTROLS THE CONTRACT. SUBJECT TO ANY TRANSFER OR ASSIGNMENT OF RIGHTS, THE OWNER MAY EXERCISE EVERY RIGHT GIVEN BY THE CONTRACT WITHOUT THE CONSENT OF ANY OTHER PERSON. THE CONTRACT HAS NO PROVISION FOR LOANS. ACCUMULATIONS IN THE INVESTMENT ACCOUNTS VARY IN THAT PRINCIPAL AND RETURNS MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS. INVESTMENT RESULTS IN THE INVESTMENT ACCOUNTS ARE NOT GUARANTEED.

  THE OWNER ACKNOWLEDGES THE FOLLOWING: I HAVE RECEIVED A CURRENT PROSPECTUS FOR THE VARIABLE COMPONENT OF THE PERSONAL ANNUITY SELECT CONTRACT AND A CURRENT PROSPECTUS FOR THE TIAA-CREF LIFE FUNDS. I HAVE READ AND UNDERSTAND ALL PROVISIONS OF THIS APPLICATION.

  FOR YOUR PROTECTION, SOME STATES REQUIRE A WARNING AGAINST FRAUD SUBSTANTIALLY SIMILAR TO THE FOLLOWING, TO APPEAR ON THIS FORM.

  PEOPLE WHO FILE APPLICATIONS FOR INSURANCE OR STATEMENTS OF CLAIM COMMIT A FRAUDULENT INSURANCE ACT IF THEY:

        - KNOWINGLY DO SO WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURANCE COMPANY OR ANOTHER PERSON; AND/OR

        - KNOWINGLY INCLUDE IN THEIR APPLICATION OR STATEMENT OF CLAIM ANY MATERIALLY FALSE OR MISLEADING INFORMATION; AND/OR

        - KNOWINGLY CONCEAL INFORMATION FOR THE PURPOSE OF MISLEADING CONCERNING ANY FACT MATERIAL TO THE APPLICATION OR CLAIM.

  A FRAUDULENT INSURANCE ACT IS A CRIME, AND PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES.

================================================================================
UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT SOCIAL SECURITY NUMBER; AND I AM NOT SUBJECT TO BACKUP WITHHOLDING DUE TO FAILURE TO REPORT INTEREST AND DIVIDEND INCOME; AND I AM A U.S. PERSON.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
================================================================================

-
  ---------------------------------------------------------------------------
  Signature of Owner                                   Date


  ---------------------------------------------------------------------------
  Signature of Annuitant (if other than the Owner)     Date

  If you would like to receive the Statements of Additional Information, which supplement the prospectuses for the variable component of the Personal Annuity Select Contract and the TIAA-CREF Life Funds, check here: []

  The variable component of the Personal Annuity Select Contract and the TIAA-CREF Life Funds are distributed by Teachers Personal Investors Services, Inc.

  (C) 2002 TIAA-CREF Life Insurance Company                         027Q.PF1.XRP
                                                                           TIPIA

[TIAA LOGO] TIAA-CREF Life Insurance Company
            730 Third Avenue                  EXCHANGE OF ANNUITY CONTRACTS
            New York, NY 10017-3206           Under IRC Section 1035
--------------------------------------------------------------------------------

Contract No:                                 Owner:
            --------------------------------       -----------------------------
Contract Enclosed []   Contract Lost []      Owner's SS or ID#:
                                                               -----------------
Contract Issued by:                          Annuitant/Insured:
                   -------------------------
Address of Issuer:
                  -------------------------- -----------------------------------
                                             Approximate Amount:
                  --------------------------                    ----------------
                                                                 (Minimum $250)
Telephone No. of Issuer:
                        --------------------

[]    Please check if you are transferring an insurance contract.
      Please note: TIAA-CREF Life contracts cannot be owned by two people or have two annuitants.

1. I/We, the owner of the captioned contract, wish to exchange it for a Personal Annuity Select on the same life and having the same owner as the captioned contract, for which I/We have submitted an application to TIAA-CREF Life.

2. I/We hereby assign and transfer all right, title, and interest in the captioned contract to TIAA-CREF Life.

3. I/We intend this assignment to be part of an exchange of insurance policies under Internal Revenue Code Section 1035. The undersigned is aware that TIAA-CREF Life intends to surrender this contract for its cash value, (no portion of which shall be received actively or constructively by me) and to issue the new Personal Annuity Select in exchange therefor.

4. This form is being furnished to me for my convenience and at my request and TIAA-CREF Life assumes no liability or responsibility and makes no representations as to the validity or effectiveness of this exchange under
      Section 1035 or otherwise.

5. I/We represent and warrant that no person, firm, or corporation has an interest in the captioned contract except the undersigned, and that no proceedings of either a legal or equitable nature are pending which might affect the said contract.

6. I/We understand and agree that in the event the new Personal Annuity Select is returned under the "free look" provision, TIAA-CREF Life shall be discharged of all further liability to Me/Us in connection with this transaction. If the exchange of contracts is not completed within a reasonable time, TIAA-CREF Life will assign the contract back to the owner, unless TIAA-CREF Life has already submitted the contract for surrender, and in that event, the amount received by TIAA-CREF Life shall be paid over in full to Me/Us when received.

7. I/We represent that a photographic copy of this original assignment shall be as valid as the original.

8. We acknowledge that this assignment is not effective unless and until accepted by TIAA-CREF Life and such acceptance is recorded at the end of this form.

                                   All other parties, if any, having an interest
--------------------------------   in ownership of the captioned contract must
       (Owner)     (Date)          sign. (e.g., all assignees, irrevocable
                                   beneficiaries, etc.)

                                 -----------------------------------------------
                                      (Signature)                 (Interest)

                                 -----------------------------------------------
                                      (Signature)                 (Interest)

                                 -----------------------------------------------
                                      (Signature)                 (Interest)

TIAA-CREF Life hereby accepts the Assignment of the above-referenced contract on
this    day of   , 20 .

By:                                   Title:
   -----------------------------            ------------------------------------

                   TEACHERS PERSONAL INVESTORS SERVICES, INC.


                                                                       2002Q.EXC

================================================================================

                         [PERSONAL ANNUITY SELECT LOGO]




                                   APPLICATION

                    for a Personal Annuity Select(R) Contract

                            INCLUDED IN THIS PACKET:

                             -  Your Application

                             -  Exchange of Annuity
                                Contracts Form






                                   [TIAA LOGO]


   TIAA-CREF LIFE INSURANCE COMPANY ISSUES PERSONAL ANNUITY SELECT CONTRACTS.

================================================================================

        INSTRUCTIONS: APPLICATION FOR A PERSONAL ANNUITY SELECT CONTRACT


================================================================================
1.    OWNER INFORMATION

      This section should be completed by you as owner of the contract.

      As owner, you may exercise every right given by the contract without the consent of any other person, including receiving the Income Benefits, naming the beneficiary, and surrendering the contract for cash. Personal Annuity Select contracts may be issued before age 88. (This applies to both owner and annuitant.)

      A trust may be named as the owner if it acts as an agent for a natural person. If the trust is the owner, the Trust MAY NOT exercise any of our electronic transactions (i.e., Inter/ACT and Automatic Telephone Service). All transactions by the Trust MUST be in writing. Enter the tax ID number in the Social Security space and enter the trust's address in the residence space. Foreign trusts cannot own this contract.

      If you are not a U.S. citizen and do not have a Social Security Number, you may obtain an Individual Taxpayer Identification Number (ITIN) from the IRS. We will not issue a contract without a Social Security Number or an ITIN.

      Please complete all information including residential and mailing addresses. A residential mailing address MUST be provided if an alternate mailing address (i.e. P.O. Box) is used.
================================================================================
2.    ANNUITANT INFORMATION

      Complete this section only if you choose to name someone other than yourself as the annuitant. The annuitant is the person on whose life the amount and duration of the contract's Income Benefits are based. Once the contract is issued, the annuitant may not be changed. Personal Annuity Select contracts may be issued before age 88.
================================================================================
3.    OTHER CONTRACTS

      If the annuity being applied for will replace an existing life insurance or annuity contract that you own, please indicate the company and policy number. IF YOU ARE TRANSFERRING FUNDS FROM ANOTHER COMPANY'S ANNUITY, PLEASE CALL US TOLL FREE AT 1 800 223-1200. THE TRANSFER MAY BE SUBJECT TO INCOME TAX IF YOU DO NOT COMPLY WITH IRS REQUIREMENTS. You should also contact the other insurance company for information regarding transferring funds from your annuity contract.
================================================================================
4.    ANNUITY STARTING DATE

      The Annuity Starting Date is the date you plan to begin receiving Income Benefits. This date may not be earlier than 14 months after the contract issue date, and it may not be later than the first day of the month of the annuitant's 90th birthday. Benefits are payable on the first day of the month. You may change this date any time before Income Benefit payments begin.
================================================================================
5.    DESIGNATION OF BENEFICIARY

      The beneficiaries you designate will receive the death benefit due upon your death. If the primary beneficiary is your spouse, your spouse may elect to become the successor owner and continue the contract. Unless you tell us otherwise, "children" means your offspring from all of your marriages and any persons you have legally adopted.
================================================================================
6.    INITIAL PREMIUM

      Your first premium must be at least $250, or $25 using Electronic Funds Transfer (EFT) service.

      If you would like to participate in our Electronic Funds Transfer, please complete the EFT form on the back of this application.

      Premium allocations must be in whole percentages and total 100 percent. PLEASE MAKE YOUR CHECK PAYABLE TO TIAA-CREF LIFE INSURANCE COMPANY, P.O. BOX 530189, ATLANTA, GA 30353-0189. YOU MUST ENCLOSE A CHECK FOR YOUR INITIAL PREMIUM.

      Future premiums must be at least $25 and will be allocated between the fixed and investment accounts in the same proportion (to the nearest whole number percentages) as your initial premium. You can remit additional premiums and change your allocation percentages at any time.
================================================================================

IF YOU WOULD LIKE ASSISTANCE IN COMPLETING THIS APPLICATION, OR IF YOU HAVE QUESTIONS ABOUT NAMING THE ANNUITANT, OWNER, OR BENEFICIARIES, PLEASE CALL US TOLL FREE AT 1 800 223-1200, WEEKDAYS BETWEEN 8:00 A.M. AND 11:00 P.M., EASTERN TIME.

[TIAA LOGO] TIAA-CREF Life Insurance Company  APPLICATION FOR A PERSONAL ANNUITY
            730 Third Avenue                  SELECT CONTRACT
            New York, NY 10017-3206           Please provide all information
                                              requested.

================================================================================
1.    OWNER INFORMATION

      A residential address must be provided even if an alternative mailing address (i.e. P.O. Box) is used.

Name (Mr./Mrs./Ms./Dr.)
                       ---------------------------------------------------------
Soc. Sec. #        -        -          Date of Birth   /  /      Sex: [] M [] F
           --------------------------                ----------
Daytime Telephone                      Evening Telephone
                 ---------------------                  ------------------------
Residential Address:
                    ------------------------------------------------------------
City                                                  State          Zip
    -------------------------------------------------      ---------    --------
Mailing Address:
                ----------------------------------------------------------------
City                                                  State          Zip
    -------------------------------------------------      ---------    --------
e-mail Address:
               -----------------------------------------------------------------

Are you or your spouse currently or formerly employed by:

[] College, university or other nonprofit education or research institution
[] K-12    [] Other Occupation -------------------------------------------------

Name and Address of Employer
                            ----------------------------------------------------

Are you a member of a professional association?  [] Yes     [] No

If yes, please indicate association's name
                                          --------------------------------------

================================================================================
2.    ANNUITANT INFORMATION

      (Complete only if you are naming someone else as the Annuitant.)

Name (Mr./Mrs./Ms./Dr.)
                       ---------------------------------------------------------
Soc. Sec. #        -        -          Date of Birth   /  /      Sex: [] M [] F
           --------------------------                ----------
Daytime Telephone                      Evening Telephone
                 ---------------------                  ------------------------
Residential Address:
                    ------------------------------------------------------------
City                                                  State          Zip
    -------------------------------------------------      ---------    --------

================================================================================
3.    OTHER CONTRACTS

Will this contract replace or change a life insurance or annuity contract with another company?

[] Yes

If yes, Company                           Contract Number
               --------------------------                -----------------------

                 [] Life Insurance Policy OR [] Annuity Contract

================================================================================
4.    ANNUITY STARTING DATE

First day of (the Month)       (in Year)      , OR at the Annuitant's age
                        ------          ------                           ------

================================================================================
5.    DESIGNATION OF BENEFICIARY

Name and Address of                   Relationship to  Date of Birth  Social
Primary Beneficiary(ies)(Class I)     Owner                           Security #

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name and Address of                   Relationship to  Date of Birth  Social
Contingent Beneficiary(ies)(Class II) Owner                           Security #

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The right to change beneficiaries is reserved to the owner unless TIAA-CREF Life is notified otherwise. Note: If no primary beneficiary (Class I) is living at time of insured's death, benefits are payable to the contingent beneficiary (Class II). If a class includes more than one person, the benefits are divided equally among the living beneficiaries of the class, unless you specify otherwise.

================================================================================
     PLEASE REMEMBER TO COMPLETE THE REVERSE SIDE, AS WELL AS SIGN AND DATE
                                THE APPLICATION.

  6. INITIAL PREMIUM. Please indicate your initial premium submitted with this application: $ Please allocate your premium, in whole percentages, to either the fixed and/or the investment accounts.

                 Stock          Growth          Growth            International
  Fixed:      %  Index:      %  Equity:      %  & Income:      %  Equity:      %
        ------         ------          ------            ------          ------

  Social Choice   Large-Cap      Small-Cap       Real Estate
  Equity:      %  Value:      %  Equity:      %  Securities:      %
         ------         ------          ------              ------

================================================================================

  ELECTRONIC FUNDS TRANSFER. If you would like to participate in our Electronic Funds Transfer, the minimum investment per month is $25. Please indicate the amount to invest, frequency, the first month to begin debiting your account, and the time interval. Semimonthly investments occur on both the 1st and 15th, while monthly and quarterly investments occur on either the 1st OR 15th. It takes 10 days to initiate this service.

  If you choose to invest through EFT, you must also submit a check for the initial premium.

  EFT Amount: $

  Frequency* [ ] Twice a Month (1st & 15th) [ ] Once a Month (1st or 15th)
  [ ] Quarterly (1st of each quarter)

  Name of Bank                            Telephone Number of Bank
              ---------------------------                         --------------
  Address of Bank
                 ---------------------------------------------------------------
  Name on Account                         Type of Account
                 ------------------------                -----------------------
  Account #                               Bank Transit No.**
           ------------------------------                 ----------------------

                              IMPORTANT INFORMATION

  THE ANNUITY APPLIED FOR WILL NOT TAKE EFFECT UNLESS AND UNTIL, DURING THE LIFETIMES OF THE PROPOSED ANNUITANT AND OWNER, TIAA-CREF LIFE HAS RECEIVED THE INITIAL PREMIUM AND HAS APPROVED THIS APPLICATION. IF THE ANNUITANT IS NOT THE OWNER, THE ANNUITANT CONSENTS TO THIS APPLICATION FOR AN ANNUITY BASED ON HIS OR HER LIFE. THE OWNER (NOT THE ANNUITANT) CONTROLS THE CONTRACT. SUBJECT TO ANY TRANSFER OR ASSIGNMENT OF RIGHTS, THE OWNER MAY EXERCISE EVERY RIGHT GIVEN BY THE CONTRACT WITHOUT THE CONSENT OF ANY OTHER PERSON. THE CONTRACT HAS NO PROVISION FOR LOANS.

  ACCUMULATIONS IN THE INVESTMENT ACCOUNTS VARY IN THAT PRINCIPAL AND RETURNS MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS. INVESTMENT RESULTS IN THE INVESTMENT ACCOUNTS ARE NOT GUARANTEED. THE OWNER ACKNOWLEDGES THE
  FOLLOWING: I HAVE RECEIVED A CURRENT PROSPECTUS FOR THE VARIABLE COMPONENT OF THE PERSONAL ANNUITY SELECT CONTRACT AND A CURRENT PROSPECTUS FOR THE TIAA-CREF LIFE FUNDS, AND HAVE READ AND UNDERSTAND ALL PROVISIONS OF THIS APPLICATION.

================================================================================
  UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT SOCIAL SECURITY NUMBER; AND I AM NOT SUBJECT TO BACKUP WITHHOLDING DUE TO FAILURE TO REPORT INTEREST AND DIVIDEND INCOME; AND I AM A U.S. PERSON.

  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
================================================================================


  -----------------------------------------------------------------------
  SIGNATURE OF OWNER                                   DATE



  -----------------------------------------------------------------------
  SIGNATURE OF ANNUITANT (IF OTHER THAN THE OWNER)     DATE


  If you would like to receive the Statements of Additional Information, which supplement the prospectuses for the variable component of the Personal Annuity Select Contract and the TIAA-CREF Life Funds, check here: [ ]

  The variable component of the Personal Annuity Select Contract and the TIAA-CREF Life Funds are distributed by Teachers Personal Investors Services, Inc.


  (C) 2002 TIAA-CREF Life Insurance Company                          027Q.AN1.PA
                                                                           TIPIA

[TIAA CREF LOGO] TIAA-CREF Life Insurance Company
            730 Third Avenue                       EXCHANGE OF ANNUITY CONTRACTS
            New York, NY 10017-3206                Under IRC Section 1035
--------------------------------------------------------------------------------

Contract No:                                 Owner:
            --------------------------------       -----------------------------
Contract Enclosed [ ]   Contract Lost [ ]      Owner's SS or ID#:
                                                               -----------------
Contract Issued by:                          Annuitant/Insured:
                   -------------------------
Address of Issuer:
                  -------------------------- -----------------------------------
                                             Approximate Amount:
                  --------------------------                    ----------------
                                                                 (Minimum $250)
Telephone No. of Issuer:
                        --------------------

[ ]   Please check if you are transferring an insurance contract.
      Please note: TIAA-CREF Life contracts cannot be owned by two people or have two annuitants.

1. I/We, the owner of the captioned contract, wish to exchange it for a Personal Annuity Select on the same life and having the same owner as the captioned contract, for which I/We have submitted an application to TIAA-CREF Life.

2. I/We hereby assign and transfer all right, title, and interest in the captioned contract to TIAA-CREF Life.

3. I/We intend this assignment to be part of an exchange of insurance policies under Internal Revenue Code Section 1035. The undersigned is aware that TIAA-CREF Life intends to surrender this contract for its cash value, (no portion of which shall be received actively or constructively by me) and to issue the new Personal Annuity Select in exchange therefor.

4. This form is being furnished to me for my convenience and at my request and TIAA-CREF Life assumes no liability or responsibility and makes no representations as to the validity or effectiveness of this exchange under
      Section 1035 or otherwise.

5. I/We represent and warrant that no person, firm, or corporation has an interest in the captioned contract except the undersigned, and that no proceedings of either a legal or equitable nature are pending which might affect the said contract.

6. I/We understand and agree that in the event the new Personal Annuity Select is returned under the "free look" provision, TIAA-CREF Life shall be discharged of all further liability to Me/Us in connection with this transaction. If the exchange of contracts is not completed within a reasonable time, TIAA-CREF Life will assign the contract back to the owner, unless TIAA-CREF Life has already submitted the contract for surrender, and in that event, the amount received by TIAA-CREF Life shall be paid over in full to Me/Us when received.

7. I/We represent that a photographic copy of this original assignment shall be as valid as the original.

8. We acknowledge that this assignment is not effective unless and until accepted by TIAA-CREF Life and such acceptance is recorded at the end of this form.

                                   All other parties, if any, having an interest
--------------------------------   in ownership of the captioned contract must
       (Owner)     (Date)          sign. (e.g., all assignees, irrevocable
                                   beneficiaries, etc.)

                                 -----------------------------------------------
                                      (Signature)                 (Interest)

                                 -----------------------------------------------
                                      (Signature)                 (Interest)

                                 -----------------------------------------------
                                      (Signature)                 (Interest)


TIAA-CREF Life hereby accepts the Assignment of the above-referenced contract on
this   day of     , 20 .

By:                                   Title:
   -----------------------------            ------------------------------------

                   TEACHERS PERSONAL INVESTORS SERVICES, INC.


                                                                       2002Q.EXC